Exhibit 10.2
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO TRAVELCENTERS OF AMERICA INC. IF PUBLICLY DISCLOSED.
Comdata Merchant Agreement

Company TA Operating LLC d/b/a TravelCenters of America & Petro Stopping Centers	Date
Address 24601 Center Ridge Road, Suite 200	Loc. Code
City, State, Zip Westlake, Ohio 44145	Acct. Code
Area Code and Telephone Number (440) 808-9100	Chain Code
Corp. Code
This Comdata Merchant Agreement (this “Agreement”) is entered into by and between COMDATA NETWORK, INC. (“Comdata”) and the company named above and its affiliates and subsidiaries (collectively, “Merchant”) and sets forth the terms and conditions pursuant to which Merchant shall participate in the Comdata Network. This Agreement shall be effective December 15, 2010 (the “Effective Date”).

1.	Network Participation
Merchant shall have the right to participate in the Comdata Network pursuant to the terms and conditions set forth herein and in accordance with written instructional materials, as the same may change from time to time.

2.	Responsibilities of Comdata
Comdata shall:

a)
process all valid Comdata payment methods listed on Schedule A and any future Comdata payment methods [***] (each a “Comdata Payment Method” and collectively, “Comdata Payment Methods”) for Comdata customers for transactions initiated at Merchant locations;

b)	provide [***] user documentation, decals, Comcheks and other such materials necessary for Merchant to process Comdata transactions in accordance with the terms of this Agreement;

c)
make a consolidated settlement disbursement for all Merchant locations (as distinguished from franchised sites) [***] to Merchant for all completed transactions as set forth in Schedule A (other than for Comdata Credit Card transactions which shall be settled in accordance with Subsection 2(d)) and provide settlement reporting to include: (1) gross amount due, (2) transaction charges, (3) equipment charges, and (4) net amount paid to Merchant;

d)	make a consolidated weekly settlement disbursement for all Merchant locations (as distinguished from franchised sites) to Merchant by COMDATA company check for all completed Comdata Credit Card transactions in accordance with Comdata’s Credit Card Program Settlement Procedures and provide reporting by fax of daily credit transactions and weekly credit transaction settlements; and

e)	include Merchant in Comdata’s online directory, GoComchek.com.

3.	Responsibilities of Merchant
Merchant shall:
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a)	honor all valid Comdata Payment Methods tendered for use with any services offered by Merchant and process Comdata Payment Methods for Comdata account holder customers for transactions initiated at Merchant locations;

b)	refrain from any active sales effort to convert customers of Comdata to any other third party billing, debit or credit program, or any active effort to convert such customers to an in-house open account or billing program/system; provided, however, that it is understood that this Section 3(b) does not restrict or prohibit Merchant from maintaining its own billing, debit or credit programs/systems and, provided, further, that Merchant may participate in the billing, debit or credit programs of other third party billing service companies. Additionally, this Section 3(b) shall not be construed to restrict or prohibit Merchant from identifying and engaging trucking companies using criteria other than being a Comdata customer for the marketing, promotion and sales by Merchant of Merchant’s various billing, debit or credit programs/systems or acceptance of other billing, debit or credit systems at Merchant, and in any case, the foregoing does not prohibit Merchant from accepting the request of a Comdata customer to use or convert to a Merchant billing, debit or credit program/system or other service or system or acceptance of another third party billing, debit or credit system on that customer’s behalf;

c)	make available to Comdata’s customers its lowest posted cash price for the services and products provided by Merchant [***];

d)	levy no surcharges on any Comdata payment method [***];

e)	retain receipts of Comdata card based transactions [***] and provide Comdata with a copy of any such receipt upon reasonable request;

f)	pay to Comdata the fees set forth in Schedule A, which is attached hereto and incorporated herein by reference;

g)	[***]

h)	permit publication of information concerning Merchant including the name, location, and type of products and services offered, as updated from time to time.

4.	Procedures
Merchant agrees to abide by the following procedures in processing Comdata transactions:

a)	Upon presentation of a valid Comdata Card, Merchant shall:

1)	legibly complete any invoice presented for such transaction by inserting the date of purchase, vehicle number, hubometer reading, driver’s license number, total cash price, or other information reasonably requested by customer or Comdata as to which Comdata gives prior written notice to Merchant (which notice requirement may be satisfied by appropriate prompts during an electronic transaction);

2)	except for pay at pump transactions, obtain the authorized cardholder’s signature on the invoice;

3)	obtain either an electronic or voice authorization for the transaction from Comdata;

4)	provide the authorization number on the invoice;

5)	complete any other reasonable procedures of which Comdata may notify Merchant in writing from time to time;

6)	give the cardholder the original invoice and maintain a copy thereof for a period of at least six (6) months.

b)	Upon presentation of a Comdata Express Comchek draft or a code, Merchant shall:

1)	obtain either an electronic or voice authorization for the transaction in accordance with Comdata’s written instructional materials;

2)	remove the draft from the printer and confirm the amount, payee, and printed draft number;
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3)	[***]

4)	complete any other reasonable procedures of which Comdata may notify Merchant in writing from time to time;

5)	cash the draft for the indicated amount.

c)	It is expressly understood and agreed that Comdata shall have the right to refuse to accept any transaction, or having authorized any transaction, the right [***] to have returned to it any payments made to Merchant for any transaction submitted by Merchant, in the event [***] any of the following occur:
1) Merchant has failed to complete any of the procedures set forth in Paragraph 4 of this Agreement or contained in Comdata’s written instructional materials previously provided;
2) the transaction refers to an account or card which Comdata notified Merchant not to honor during the authorization process;
3) [***];
4) an authorization number was not obtained by Merchant from Comdata;
5) there has been negligence, fraud, or dishonesty on the part of Merchant in processing a transaction which results in the failure or refusal of Comdata’s customer to make payment to Comdata; or
6) [***].

5.	[***]
[***]

6.	[***]
[***]
(a) [***]
(b) [***]
(c) [***]
(d) [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]
[***]

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7.	Reporting as to the Comdata Network
Consistent with the manner and form in effect as of the date hereof, Comdata shall provide Merchant’s headquarters office with the following data transmissions and/or reports:
(a) [***]
(b) [***]
[***]

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8.	Term of Agreement
This Agreement shall remain in effect for a period beginning on the Effective Date and expiring on January 2, 2016. [***] Notwithstanding the term of this Agreement, in the event either party defaults in the performance of any material obligations, covenants, or conditions contained in this Agreement, and does not cure such default within thirty (30) days following receipt by such party of written notice describing such default from the other party to this Agreement, or becomes insolvent, bankrupt, or goes into receivership, the other party shall have the right, in its sole discretion, to terminate this Agreement immediately. Upon termination of this Agreement for any reason, each party shall immediately cease the use or display of any of the other party’s trademarks, tradenames, and/or service marks.

9.	Equipment and Reports
Comdata shall supply Merchant with the equipment set forth in Schedule A and with the software and reports available with such equipment as set forth in the Comdata user documentation. Merchant shall make monthly payments to Comdata in exchange for such equipment, software, and reports as set forth in Schedule A. It is agreed that the equipment and software provided herein is, and at all times shall remain, the property of Comdata, and, in the event of the termination of this Agreement, it shall be returned by Merchant to Comdata in the same condition in which it was received, ordinary wear and tear excepted.

10.	Notices
All written notices required to be given by this Agreement shall be deemed to be duly given when delivered personally or two business days after sent by recognized overnight courier, to Comdata, 5301 Maryland Way, Brentwood, TN 37027, Attn: President, with a copy to the attention of General Counsel, or to Merchant at the address listed on the front of this Agreement, with a copy to the attention of General Counsel at 400 Centre Street, Newton, MA 02458.

11.	Right of Setoff
Comdata shall have the right to setoff and apply any amounts owing by Comdata to Merchant hereunder against any non-disputed past due amounts owing from Merchant to Comdata, including, without limitation, amounts that are not in dispute and are owed for services that Comdata provides to Merchant under other agreements.

12.	Limitation of Liability; Force Majeure.

a)	Either party will be liable only for direct damages if it fails to exercise ordinary care. In no event shall either party be liable for any special, punitive, indirect, consequential or exemplary damages (including, not limited to, lost profits), even if it has been advised of the possibility of these damages. This provision shall survive the termination of this Agreement as to matters that occurred during its term.

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b)	Neither party shall be liable for any failure to perform due to acts of God, acts of government authorities, war, acts of terrorism, fires, floods, explosions or other natural catastrophes, civil disturbances, strikes, riots, unusually severe whether such as tornadoes, or failure or fluctuations in electrical power, telecommunications equipment and services, heat, light or air conditioning (“Force Majeure”). In such event, the performance of such party’s obligations shall be suspended during, but not longer than, the period of existence of such cause and the period reasonably required to perform the obligation. The parties shall use their best reasonable efforts to minimize the consequences of Force Majeure.

13.	Miscellaneous Provisions

a)	[***]

b)	Each party agrees that all confidential and proprietary information of the other, including, without limitation, the terms of this Agreement, data relating to the type, volume, pricing, location or customer identities with respect to transactions (all such confidential and proprietary information “Confidential Information”) will be held and treated in confidence. No party shall, without the prior written consent of the affected party, disclose such party’s Confidential Information in any manner whatsoever, in whole or in part, and/or use such information, or permit its affiliates, agents or employees to disclose or use such information, other than in connection with the performance of its obligations under this Agreement and, in any event, not in any way directly or indirectly detrimental to the affected party. For purposes of this Agreement, Confidential Information will not include (1) information which was already in the public domain, (2) information known or obtained by the party not claiming confidentiality from someone other than the party claiming confidentiality and not known by such party to be deemed confidential by a contractual, legal or fiduciary obligation, (3) used in any dispute resolution forum between the parties hereto, provided the disclosing party takes all available precautions to preserve the confidentiality of such information in such forum and (4) required to be disclosed by law or judicial mandate. For the avoidance of doubt and not as a [***]

c)	In the event either party shall engage an attorney to enforce, protect, or preserve any rights it might have under this Agreement, the prevailing party in such suit shall be entitled to recover its reasonable attorney’s fees and associated costs, in addition to any other relief to which it may be entitled.

d)	No waiver by either party of any breach of any of the covenants or conditions herein contained to be performed by the other party shall be construed as a waiver of any succeeding breach of the same or any other covenant or condition.

e)	This Agreement and the Schedules attached hereto constitutes the entire Agreement between parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, and writings.

f)	Except as otherwise set forth herein, this Agreement may not be released, discharged, changed, or modified except by an instrument in writing, duly executed by each party hereto. This provision may not be waived.

g)	This Agreement shall be construed in accordance with the laws of the State of Tennessee without regard to its conflict of law rules.

h)	If any provision in this Agreement is held to be inoperative, unenforceable or invalid, such provision shall be inoperative, unenforceable or invalid without affecting the remaining provisions, and to this end the provisions of this Agreement are declared to be severable.

i)	The terms and provisions of this Agreement shall be binding upon and inure to the benefit of Merchant and Comdata and their respective successors and assigns.

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i)	Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretations of any of the provisions of this Agreement. The words “hereof, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement, as it may be amended or modified from time to time, as whole and not to any particular provision of this Agreement. The terms defined in this Agreement have the meaning assigned to them in this Agreement and include the plural as well as the singular. No provision of this Agreement shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Agreement; both parties, having fully participated in the negotiation of this Agreement, hereby agree that this Agreement shall not be subject to the principle that a contract would be construed against the party which drafted the same.

k)	This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same agreement. Notwithstanding the foregoing, the parties acknowledge and agree that an executed facsimile counterpart of this Agreement is sufficient evidence of the execution of this Agreement.

l)	[***]
IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the Effective Date.

MERCHANT:	COMDATA NETWORK, INC.
TA OPERATING LLC
By: /s/ Thomas M. O’Brien	By: /s/ Randall K. Morgan
Title: Thomas M. O’Brien President	Title: EVP

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Comdata Merchant Agreement
SCHEDULE A
This Schedule A sets forth certain additional terms and conditions applicable to the Comdata Merchant Agreement by and between COMDATA NETWORK, INC. (COMDATA) and TA Operating LLC and its affiliates and subsidiaries (Merchant), dated December ____, 2010.
[***]

1.
Transaction Fees. Merchant shall pay to Comdata a fee per transaction initiated through the use of the Comdata Network. Such transaction fee shall be charged and deducted by Comdata at the time of settlement with Merchant.

Fees from January 3, 2011 through April 14, 2011:

Comdata Payment Method	Fee per Transaction
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
Fees from April 15, 2011 through the term of the Agreement:
Comdata Payment Method	Fee per Transaction
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

2.	Settlement Fees. Merchant shall pay to Comdata a fee of [***].

3.	Other Fees. Merchant shall pay Comdata the following fees:

[***]	[***]
[***]	[***]
[***]	[***]

4.	Equipment, Software, and Reports
Comdata shall provide Merchant with equipment for accessing the Comdata Network at the rates set forth in Schedule B. Comdata shall also provide Merchant with software and reports available with the equipment. The equipment fees will be deducted from Merchant’s settlement on the first day of each month for the remainder of such month.

The undersigned elects to become a Comdata Merchant in accordance with this Schedule A.

TA OPERATING LLC	COMDATA NETWORK, INC.
By: /s/ Thomas M. O’Brien	By: /s/ Randall K. Morgan
Title: Thomas M. O’Brien President	Title: EVP
Date: 12-9-10	Date: 12-15-10

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Comdata Merchant Agreement
SCHEDULE B
LOCATIONS
It is agreed that the Merchant locations listed herein shall participate in the Comdata Network pursuant to the terms and conditions of this Comdata Merchant Agreement. The equipment fees for each location are set forth herein.

LOC CODE	LOCATION NAME	CITY	ST	EQUIPMENT FEE
[***]	[***]	[***]	[***]	[***]
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LOC CODE	LOCATION NAME	CITY	ST	EQUIPMENT FEE
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TA OPERATING LLC	COMDATA NETWORK, INC.
By: /s/Thomas M O’Brien	By: /s/ Randall K. Morgan
Title: Thomas M. O’Brien President	Title: EVP
Date: 12-9-10	Date: 12/15/10

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Exhibit 6(b)
See Attached Comdata Relationship Request Form

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Exhibit A
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